Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER
2015 RESULTS

NEW YORK, NY, July 15, 2015—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $20.8 million, or $0.45 per diluted share and $0.46 per basic share, for the quarter ended June 30, 2015, compared with $22.2 million, or $0.49 per share (diluted and basic), for the quarter ended June 30, 2014. Total revenue for the second quarter of 2015 was $83.5 million, an increase of 6.5% from $78.4 million for the second quarter of 2014.
For the six months ended June 30, 2015, the company recorded net income attributable to common stockholders of $41.6 million, or $0.91 per diluted share and $0.92 per basic share, compared with $41.6 million, or $0.91 per diluted share and $0.93 per basic share, for the six months ended June 30, 2014.
Financial Highlights (Unaudited)
For the Periods

(in thousands, except per share data)	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	% Change	June 30, 2015	June 30, 2014	% Change
Revenue	$83,502	$83,815	(0.4%)	$167,317	$151,247	10.6%
Expenses	$52,331	$49,266	6.2%	$101,597	$93,983	8.1%
Operating income	$31,171	$34,549	(9.8%)	$65,720	$57,264	14.8%
Operating margin	37.3%	41.2%	(389) bps	39.3%	37.9%	142 bps
Total non-operating income (loss)	$1,797	$(1,552)	*	$245	$8,171	(97.0%)
Net income attributable to common stockholders	$20,763	$20,816	(0.3%)	$41,579	$41,628	(0.1%)
Diluted earnings per share attributable to common stockholders	$0.45	$0.45	0.1%	$0.91	$0.91	(1.0%)
________________________
*    Not meaningful

Revenue
Revenue for the second quarter of 2015 was $83.5 million, a decrease of $313,000 from $83.8 million for the first quarter of 2015. Lower average assets under management in the quarter resulted in the following decreases in investment advisory and administration fees:

•	$268,000 from open-end mutual funds;

•	$227,000 from institutional accounts; and

•	$36,000 from closed-end funds.
The decrease in investment advisory and administration fees was partially offset by increases of $110,000 in portfolio consulting and other and $108,000 in distribution and service fees for the second quarter of 2015.
Revenue for the six months ended June 30, 2015 was $167.3 million, an increase of $16.1 million from $151.2 million for the six months ended June 30, 2014.
Expenses
Expenses for the second quarter of 2015 were $52.3 million, an increase of $3.1 million from $49.3 million for the first quarter of 2015. The change was primarily due to:

•	An increase of $2.4 million in employee compensation and benefits expense to adjust for lower than expected revenue;

•	Higher general and administrative expenses of $362,000, primarily due to increased rent and occupancy costs and business related travel; and

•	Higher distribution and service fees of $274,000, primarily due to an increase in intermediary payments made by the advisor for our U.S. mutual funds.
Expenses for the six months ended June 30, 2015 were $101.6 million, an increase of $7.6 million from $94.0 million for the six months ended June 30, 2014.
Operating Margin
The company's operating margin decreased to 37.3% for the second quarter of 2015 compared with 41.2% for the three months ended March 31, 2015. The operating margin for the six months ended June 30, 2015 was 39.3% compared with 37.9% for the six months ended June 30, 2014.
Non-operating Income
Non-operating income for the second quarter of 2015 was $1.8 million, compared with a loss of $1.6 million for the first quarter of 2015. The change was primarily due to higher realized and unrealized gains on the company's seed investments. Non-operating income included net income attributable to redeemable noncontrolling interest of $11,000 and net loss attributable to redeemable noncontrolling interest of $45,000 for the quarters ended June 30, 2015 and March 31, 2015, respectively. Non-operating income for the six months ended June 30, 2015 was $245,000, compared with $8.2 million for the six months ended June 30, 2014. Non-operating income included net loss attributable to redeemable noncontrolling interest of $34,000 and net income attributable to redeemable noncontrolling interest of $896,000 for the six months ended June 30, 2015 and June 30, 2014, respectively.
Assets Under Management Highlights (Unaudited)
June 30, 2015 Compared with March 31, 2015

(in millions)	Assets Under Management
	As of
By Investment Vehicle	June 30, 2015	March 31, 2015	% Change
Institutional accounts	$24,545	$26,704	(8.1%)
Open-end mutual funds	16,236	18,062	(10.1%)
Closed-end funds	9,367	9,900	(5.4%)
Total	$50,148	$54,666	(8.3%)

By Investment Strategy
U.S. real estate	$25,604	$29,289	(12.6%)
Global/international real estate	9,654	10,189	(5.3%)
Preferred securities	6,742	6,732	0.1%
Global listed infrastructure	5,422	5,701	(4.9%)
Other	2,726	2,755	(1.1%)
Total	$50,148	$54,666	(8.3%)
Assets under management were $50.1 billion as of June 30, 2015, a decrease of $4.5 billion from $54.7 billion at March 31, 2015. The decrease from March 31, 2015 was attributable to market depreciation of $3.8 billion and net outflows of $741 million.
Institutional Accounts
Assets under management in institutional accounts were $24.5 billion as of June 30, 2015, a decrease of 8.1% from $26.7 billion at March 31, 2015. The change from March 31, 2015 was due to the following:

•	Market depreciation of $1.9 billion, including $1.5 billion from U.S. real estate and $393 million from global/international real estate;

•
Net outflows of $241 million from subadvisory relationships, including $250 million from U.S. real estate and $10 million from global/international real estate, partially offset by net inflows of $22 million into preferred securities; and

•
Net outflows of $27 million from advisory relationships, including $136 million from global listed infrastructure, $34 million from preferred securities and $34 million from large cap value (included in "Other" in the above table), partially offset by net inflows of $76 million into U.S. real estate, $58 million into global/international real estate and $29 million into commodities (included in "Other" in the above table).

Open-end Mutual Funds
Assets under management for open-end mutual funds were $16.2 billion as of June 30, 2015, a decrease of 10.1% from $18.1 billion at March 31, 2015. The change from March 31, 2015 was due to the following:

•	Market depreciation of $1.4 billion, including $1.2 billion from U.S. real estate, $92 million from global/international real estate and $63 million from preferred securities; and

•
Net outflows of $454 million, including net outflows of $546 million from U.S. real estate and $98 million from global/international real estate, partially offset by net inflows of $168 million into preferred securities and $36 million into global listed infrastructure.

Closed-end Funds
Assets under management for closed-end funds were $9.4 billion as of June 30, 2015, a decrease of 5.4% from $9.9 billion at March 31, 2015. The decrease from March 31, 2015 was primarily due to market depreciation of $514 million.
Balance Sheet Information
As of June 30, 2015, cash, cash equivalents and investments were $181 million. As of June 30, 2015, stockholders' equity was $242 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 16, 2015 at 11:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing 888-383-1618 (U.S.) or +1-303-223-0118 (international); passcode: 21771914. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on July 16, 2015 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21771914. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2014 ("Form 10-K"), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2015	March 31, 2015	June 30, 2014	March 31, 2015	June 30, 2014
Revenue
Investment advisory and administration fees	$77,221	$77,752	$72,907
Distribution and service fees	4,014	3,906	3,744
Portfolio consulting and other	2,267	2,157	1,761
Total revenue	83,502	83,815	78,412	(0.4%)	6.5%
Expenses
Employee compensation and benefits	28,395	25,983	25,876
Distribution and service fees	9,525	9,251	9,256
General and administrative	12,825	12,463	12,065
Depreciation and amortization	1,586	1,569	1,547
Total expenses	52,331	49,266	48,744	6.2%	7.4%
Operating income	31,171	34,549	29,668	(9.8%)	5.1%
Non-operating income
Interest and dividend income—net	450	299	592
Gain (loss) from trading investments—net	205	(451)	2,762
Gain from available-for-sale investments—net	320	100	52
Equity in earnings (losses) of affiliates	1,085	(1,081)	1,429
Other (losses) income	(263)	(419)	155
Total non-operating income (loss)	1,797	(1,552)	4,990	*	(64.0%)
Income before provision for income taxes	32,968	32,997	34,658	(0.1%)	(4.9%)
Provision for income taxes	12,194	12,226	11,734
Net income	20,774	20,771	22,924	0.0%	(9.4%)
Less: Net (income) loss attributable to redeemable noncontrolling interest	(11)	45	(741)
Net income attributable to common stockholders	$20,763	$20,816	$22,183	(0.3%)	(6.4%)

Earnings per share attributable to common stockholders
Basic	$0.46	$0.46	$0.49	(0.7%)	(7.7%)
Diluted	$0.45	$0.45	$0.49	0.1%	(7.0%)

Dividends declared per share
Quarterly	$0.25	$0.25	$0.22	—	13.6%

Weighted average shares outstanding
Basic	45,462	45,241	44,825
Diluted	45,805	45,980	45,530

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Six Months Ended
	June 30, 2015	June 30, 2014	% Change
Revenue
Investment advisory and administration fees	$154,973	$140,471
Distribution and service fees	7,920	7,214
Portfolio consulting and other	4,424	3,562
Total revenue	167,317	151,247	10.6%
Expenses
Employee compensation and benefits	54,378	49,911
Distribution and service fees	18,776	17,560
General and administrative	25,288	23,158
Depreciation and amortization	3,155	3,354
Total expenses	101,597	93,983	8.1%
Operating income	65,720	57,264	14.8%
Non-operating income
Interest and dividend income—net	749	831
(Loss) gain from trading investments—net	(246)	3,745
Gain from available-for-sale investments—net	420	1,128
Equity in earnings of affiliates	4	2,364
Other (losses) income	(682)	103
Total non-operating income	245	8,171	(97.0%)
Income before provision for income taxes	65,965	65,435	0.8%
Provision for income taxes	24,420	22,911
Net income	41,545	42,524	(2.3%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	34	(896)
Net income attributable to common stockholders	$41,579	$41,628	(0.1%)

Earnings per share attributable to common stockholders
Basic	$0.92	$0.93	(1.5%)
Diluted	$0.91	$0.91	(1.0%)

Dividends declared per share
Quarterly	$0.50	$0.44	13.6%

Weighted average shares outstanding
Basic	45,352	44,730
Diluted	45,893	45,507

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2015	March 31, 2015	June 30, 2014	March 31, 2015	June 30, 2014
Institutional Accounts
Assets under management, beginning of period	$26,704	$26,201	$24,479
Inflows	481	617	375
Outflows	(749)	(1,235)	(896)
Net outflows	(268)	(618)	(521)
Market (depreciation) appreciation	(1,891)	1,121	1,770
Total (decrease) increase	(2,159)	503	1,249
Assets under management, end of period	$24,545	$26,704	$25,728	(8.1%)	(4.6%)
Percentage of total assets under management	48.9%	48.8%	49.2%
Average assets under management for period	$25,942	$27,080	$25,010	(4.2%)	3.7%

Open-end Mutual Funds
Assets under management, beginning of period	$18,062	$17,131	$15,148
Inflows	1,307	1,642	1,464
Outflows	(1,761)	(1,475)	(949)
Net (outflows) inflows	(454)	167	515
Market (depreciation) appreciation	(1,372)	764	966
Total (decrease) increase	(1,826)	931	1,481
Assets under management, end of period	$16,236	$18,062	$16,629	(10.1%)	(2.4%)
Percentage of total assets under management	32.4%	33.0%	31.8%
Average assets under management for period	$17,514	$17,963	$15,992	(2.5%)	9.5%

Closed-end Funds
Assets under management, beginning of period	$9,900	$9,805	$9,404
Inflows	—	—	—
Outflows	(19)	—	—
Net outflows	(19)	—	—
Market (depreciation) appreciation	(514)	95	524
Total (decrease) increase	(533)	95	524
Assets under management, end of period	$9,367	$9,900	$9,928	(5.4%)	(5.7%)
Percentage of total assets under management	18.7%	18.1%	19.0%
Average assets under management for period	$9,832	$9,978	$9,719	(1.5%)	1.2%

Total
Assets under management, beginning of period	$54,666	$53,137	$49,031
Inflows	1,788	2,259	1,839
Outflows	(2,529)	(2,710)	(1,845)
Net outflows	(741)	(451)	(6)
Market (depreciation) appreciation	(3,777)	1,980	3,260
Total (decrease) increase	(4,518)	1,529	3,254
Assets under management, end of period	$50,148	$54,666	$52,285	(8.3%)	(4.1%)
Average assets under management for period	$53,288	$55,021	$50,721	(3.1%)	5.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Six Months Ended
	June 30, 2015	June 30, 2014	% Change
Institutional Accounts
Assets under management, beginning of period	$26,201	$22,926
Inflows	1,098	807
Outflows	(1,984)	(1,548)
Net outflows	(886)	(741)
Market (depreciation) appreciation	(770)	3,543
Total (decrease) increase	(1,656)	2,802
Assets under management, end of period	$24,545	$25,728	(4.6%)
Percentage of total assets under management	48.9%	49.2%
Average assets under management for period	$26,508	$24,437	8.5%

Open-end Mutual Funds
Assets under management, beginning of period	$17,131	$14,016
Inflows	2,949	2,987
Outflows	(3,236)	(2,368)
Net (outflows) inflows	(287)	619
Market (depreciation) appreciation	(608)	1,994
Total (decrease) increase	(895)	2,613
Assets under management, end of period	$16,236	$16,629	(2.4%)
Percentage of total assets under management	32.4%	31.8%
Average assets under management for period	$17,737	$15,303	15.9%

Closed-end Funds
Assets under management, beginning of period	$9,805	$8,965
Inflows	—	—
Outflows	(19)	—
Net outflows	(19)	—
Market (depreciation) appreciation	(419)	963
Total (decrease) increase	(438)	963
Assets under management, end of period	$9,367	$9,928	(5.7%)
Percentage of total assets under management	18.7%	19.0%
Average assets under management for period	$9,905	$9,482	4.5%

Total
Assets under management, beginning of period	$53,137	$45,907
Inflows	4,047	3,794
Outflows	(5,239)	(3,916)
Net outflows	(1,192)	(122)
Market (depreciation) appreciation	(1,797)	6,500
Total (decrease) increase	(2,989)	6,378
Assets under management, end of period	$50,148	$52,285	(4.1%)
Average assets under management for period	$54,150	$49,222	10.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2015	March 31, 2015	June 30, 2014	March 31, 2015	June 30, 2014
Subadvisory
Assets under management, beginning of period	$19,242	$18,857	$17,924
Inflows	279	419	218
Outflows	(520)	(848)	(868)
Net outflows	(241)	(429)	(650)
Market (depreciation) appreciation	(1,478)	814	1,284
Total (decrease) increase	(1,719)	385	634
Assets under management, end of period	$17,523	$19,242	$18,558	(8.9%)	(5.6%)
Percentage of institutional assets under management	71.4%	72.1%	72.1%
Average assets under management for period	$18,582	$19,526	$18,118	(4.8%)	2.6%

Advisory
Assets under management, beginning of period	$7,462	$7,344	$6,555
Inflows	202	198	157
Outflows	(229)	(387)	(28)
Net (outflows) inflows	(27)	(189)	129
Market (depreciation) appreciation	(413)	307	486
Total (decrease) increase	(440)	118	615
Assets under management, end of period	$7,022	$7,462	$7,170	(5.9%)	(2.1%)
Percentage of institutional assets under management	28.6%	27.9%	27.9%
Average assets under management for period	$7,360	$7,554	$6,892	(2.6%)	6.8%

Total Institutional Accounts
Assets under management, beginning of period	$26,704	$26,201	$24,479
Inflows	481	617	375
Outflows	(749)	(1,235)	(896)
Net outflows	(268)	(618)	(521)
Market (depreciation) appreciation	(1,891)	1,121	1,770
Total (decrease) increase	(2,159)	503	1,249
Assets under management, end of period	$24,545	$26,704	$25,728	(8.1%)	(4.6%)
Average assets under management for period	$25,942	$27,080	$25,010	(4.2%)	3.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Six Months Ended
	June 30, 2015	June 30, 2014	% Change
Subadvisory
Assets under management, beginning of period	$18,857	$16,693
Inflows	698	529
Outflows	(1,368)	(1,355)
Net outflows	(670)	(826)
Market (depreciation) appreciation	(664)	2,691
Total (decrease) increase	(1,334)	1,865
Assets under management, end of period	$17,523	$18,558	(5.6%)
Percentage of institutional assets under management	71.4%	72.1%
Average assets under management for period	19,051	$17,801	7.0%

Advisory
Assets under management, beginning of period	$7,344	$6,233
Inflows	400	278
Outflows	(616)	(193)
Net (outflows) inflows	(216)	85
Market (depreciation) appreciation	(106)	852
Total (decrease) increase	(322)	937
Assets under management, end of period	$7,022	$7,170	(2.1%)
Percentage of institutional assets under management	28.6%	27.9%
Average assets under management for period	$7,457	$6,636	12.4%

Total Institutional Accounts
Assets under management, beginning of period	$26,201	$22,926
Inflows	1,098	807
Outflows	(1,984)	(1,548)
Net outflows	(886)	(741)
Market (depreciation) appreciation	(770)	3,543
Total (decrease) increase	(1,656)	2,802
Assets under management, end of period	$24,545	$25,728	(4.6%)
Average assets under management for period	$26,508	$24,437	8.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2015	March 31, 2015	June 30, 2014	March 31, 2015	June 30, 2014
U.S. Real Estate
Assets under management, beginning of period	$29,289	$28,357	$25,251
Inflows	568	813	734
Outflows	(1,293)	(1,265)	(583)
Net (outflows) inflows	(725)	(452)	151
Market (depreciation) appreciation	(2,960)	1,384	1,780
Transfers *	—	—	222
Total (decrease) increase	(3,685)	932	2,153
Assets under management, end of period	$25,604	$29,289	$27,404	(12.6%)	(6.6%)
Percentage of total assets under management	51.1%	53.6%	52.4%
Average assets under management for period	$27,748	$29,627	$26,506	(6.3%)	4.7%

Global/International Real Estate
Assets under management, beginning of period	$10,189	$10,184	$9,721
Inflows	401	264	233
Outflows	(453)	(744)	(517)
Net outflows	(52)	(480)	(284)
Market (depreciation) appreciation	(483)	485	724
Total (decrease) increase	(535)	5	440
Assets under management, end of period	$9,654	$10,189	$10,161	(5.3%)	(5.0%)
Percentage of total assets under management	19.3%	18.6%	19.4%
Average assets under management for period	$10,097	$10,429	$9,993	(3.2%)	1.0%

Preferred Securities
Assets under management, beginning of period	$6,732	$6,342	$5,126
Inflows	660	684	520
Outflows	(505)	(469)	(148)
Net inflows	155	215	372
Market (depreciation) appreciation	(145)	175	174
Total increase	10	390	546
Assets under management, end of period	$6,742	$6,732	$5,672	0.1%	18.9%
Percentage of total assets under management	13.4%	12.3%	10.8%
Average assets under management for period	$6,869	$6,597	$5,415	4.1%	26.9%

Global Listed Infrastructure
Assets under management, beginning of period	$5,701	$5,697	$5,072
Inflows	86	208	169
Outflows	(200)	(157)	(48)
Net (outflows) inflows	(114)	51	121
Market (depreciation) appreciation	(165)	(47)	423
Total (decrease) increase	(279)	4	544
Assets under management, end of period	$5,422	$5,701	$5,616	(4.9%)	(3.5%)
Percentage of total assets under management	10.8%	10.4%	10.7%
Average assets under management for period	$5,766	$5,685	$5,333	1.4%	8.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	June 30, 2015	March 31, 2015	June 30, 2014	March 31, 2015	June 30, 2014
Other
Assets under management, beginning of period	$2,755	$2,557	$3,861
Inflows	73	290	183
Outflows	(78)	(75)	(549)
Net (outflows) inflows	(5)	215	(366)
Market (depreciation) appreciation	(24)	(17)	159
Transfers *	—	—	(222)
Total (decrease) increase	(29)	198	(429)
Assets under management, end of period	$2,726	$2,755	$3,432	(1.1%)	(20.6%)
Percentage of total assets under management	5.4%	5.0%	6.6%
Average assets under management for period	$2,808	$2,683	$3,474	4.7%	(19.2%)

Total
Assets under management, beginning of period	$54,666	$53,137	$49,031
Inflows	1,788	2,259	1,839
Outflows	(2,529)	(2,710)	(1,845)
Net outflows	(741)	(451)	(6)
Market (depreciation) appreciation	(3,777)	1,980	3,260
Total (decrease) increase	(4,518)	1,529	3,254
Assets under management, end of period	$50,148	$54,666	$52,285	(8.3%)	(4.1%)
Average assets under management for period	$53,288	$55,021	$50,721	(3.1%)	5.1%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Six Months Ended
	June 30, 2015	June 30, 2014	% Change
U.S. Real Estate
Assets under management, beginning of period	$28,357	$23,116
Inflows	1,381	1,490
Outflows	(2,558)	(1,412)
Net (outflows) inflows	(1,177)	78
Market (depreciation) appreciation	(1,576)	3,988
Transfers *	—	222
Total (decrease) increase	(2,753)	4,288
Assets under management, end of period	$25,604	$27,404	(6.6%)
Percentage of total assets under management	51.1%	52.4%
Average assets under management for period	$28,682	$25,440	12.7%

Global/International Real Estate
Assets under management, beginning of period	$10,184	$9,498
Inflows	665	718
Outflows	(1,197)	(1,181)
Net outflows	(532)	(463)
Market appreciation	2	1,126
Total (decrease) increase	(530)	663
Assets under management, end of period	$9,654	$10,161	(5.0%)
Percentage of total assets under management	19.3%	19.4%
Average assets under management for period	$10,262	$9,795	4.8%

Preferred Securities
Assets under management, beginning of period	$6,342	$4,722
Inflows	1,344	878
Outflows	(974)	(328)
Net inflows	370	550
Market appreciation	30	400
Total increase	400	950
Assets under management, end of period	$6,742	$5,672	18.9%
Percentage of total assets under management	13.4%	10.8%
Average assets under management for period	$6,734	$5,182	29.9%

Global Listed Infrastructure
Assets under management, beginning of period	$5,697	$4,714
Inflows	294	471
Outflows	(357)	(272)
Net (outflows) inflows	(63)	199
Market (depreciation) appreciation	(212)	703
Total (decrease) increase	(275)	902
Assets under management, end of period	$5,422	$5,616	(3.5%)
Percentage of total assets under management	10.8%	10.7%
Average assets under management for period	$5,726	$5,173	10.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Six Months Ended
	June 30, 2015	June 30, 2014	% Change
Other
Assets under management, beginning of period	$2,557	$3,857
Inflows	363	237
Outflows	(153)	(723)
Net inflows (outflows)	210	(486)
Market (depreciation) appreciation	(41)	283
Transfers *	—	(222)
Total increase (decrease)	169	(425)
Assets under management, end of period	$2,726	$3,432	(20.6%)
Percentage of total assets under management	5.4%	6.6%
Average assets under management for period	$2,746	$3,632	(24.4%)

Total
Assets under management, beginning of period	$53,137	$45,907
Inflows	4,047	3,794
Outflows	(5,239)	(3,916)
Net outflows	(1,192)	(122)
Market (depreciation) appreciation	(1,797)	6,500
Total (decrease) increase	(2,989)	6,378
Assets under management, end of period	$50,148	$52,285	(4.1%)
Average assets under management for period	$54,150	$49,222	10.0%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).